Debt - Maturity of Debt (Details) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Summary of future principal repayments of all loans
2020		$ 6,882
2021		9,390
2022		9,826
2023		337,019
2024		439,302
Thereafter		1,176,653
Total principal	$ 2,182,615	1,979,072	$ 1,362,179
Unamortized debt premium/(discount)		(1,099)
Unamortized deferred loan costs		(8,869)
Debt, net	$ 2,174,352	$ 1,969,104	$ 1,353,531